                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 16, 1997



                           AFG RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
                            (State of Incorporation)



         33-82064                                         36-3792182
(Commission File Number)                      (IRS Employer Identification No.)



                       Oakmont Circle 1, 601 Oakmont Lane
                          Westmont, Illinois 60559-5549
               (Address of Principal Executive Officer) (Zip Code)


                                 (630) 953-6170
              (Registrant's telephone number, including Area Code)

ITEM - 5:

         The Registrant entered into a certain Pooling and Servicing Agreement dated as of November 1, 1995 (the "Agreement") among the Registrant, AutoFinance Group, Inc., as Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank) as Trustee. Pursuant to the Agreement, a new series of certificates (the "1995-A Certificates") representing interests in the AFG Receivables Trust, 1995-A, was created. The 1995-A Certificates consist of three classes: the 6.15% Asset Backed Certificates, Class A; the 6.45% Asset Backed Certificates, Class B; and the Asset Backed Certificates, Class C. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-82064, under the Securities Act of 1933, as amended (the "Securities Act") and to the Prospectus Supplement thereto dated November 12, 1995, filed in connection therewith pursuant to Rule 424(b) of the Securities and Exchange Commission under the Securities Act, which describes further the Certificates and the offering thereof.

         On June 16, 1997 a distribution was made to the holders of the 1995-A Certificates. Specific information with respect to the distribution, as prepared by AutoFinance Group, Inc. as servicer, is filed as Exhibit 20 to this Current Report on Form 8-K and is incorporated herein by reference.


                                  EXHIBIT INDEX

                                                                  Sequentially
 Exhibit No.                     Description                      Numbered Page
 -----------                     -----------                      -------------

    20                Settlement Statement of the Trust for             4
                      the period ended May 31, 1997
                      and the related distributions made on
                      June 16, 1997

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June  17, 1997                      AFG RECEIVABLES CORPORATION



                                            By /s/ Thomas R. Blend
                                              ----------------------------
                                                Vice President and
                                                Chief Accounting Officer


CS FIRST BOSTON                                                                                      Exhibit 20         Page 1
                                                               AUTOFINANCE GROUP, INC.

                                             MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1995-A

                                                          May 1, 1997 through May 31, 1997

A. ORIGINAL DEAL PARAMETER INPUTS

(A) Original Total Portfolio                                           $ 100,011,784.74
(B) Class A Certificate Ownership Interest of the Trust                           90.00%
(C) Original Class A Certificate Balance                               $  90,010,606.27
(D) Class A Certificate Rate                                                       6.15%
(E) Class B Certificate Ownership Interest of the Trust                            6.00%
(F) Original Class B Certificate Balance                               $   6,000,707.08
(G) Class B Certificate Rate                                                       6.45%
(H) Original Class C Certificate Balance                               $   4,000,471.39
(I) Class C Certificate Rate                                                       0.00%
(J) Servicing Fee Rate                                                             3.50%
(K) Original Weighted Average Coupon (WAC)                                        20.12%
(L) Original Weighted Average Remaining Term (WAM)                                49.76 months
(M) Number of Contracts                                                           8,571
(N) Spread Account ("SA")
    (i)   Specified SA Balance                                                     4.00%
    (ii)  Specified SA Balance                                         $   4,000,471.39
    (iii) Floor Amount                                                     2,000,235.69

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS                          Total Trust
                                                                       ----------------
(A) Total Portfolio Outstanding                                        $  42,402,686.58
(B) Total Portfolio Pool Factor                                               0.4239769
(C) Class A Certificate Balance                                        $  38,162,417.92
(D) Class A Principal Factor                                                  0.4239769
(E) Class B Certificate Balance                                        $   2,544,161.19
(F) Class B Principal Factor                                                  0.4239769
(G) Class C Certificate Balance                                        $   1,696,107.48
(H) Spread Account Balance                                                 4,000,471.39
(I) Payahead Account Balance                                                 370,398.71
(J) Cumulative Accrued Servicing Fee Balance                                 432,339.34
(K) Cumulative Net Losses for All Prior Periods                            8,705,485.97
(L) Weighted Average Coupon of Remaining Portfolio (WAC)                          19.96%
(M) Weighted Average Remaining Term of Remaining Portfolio (WAM)                  33.01 months
(N) Number of Contracts                                                           4,866

C. INPUTS FROM THE MAINFRAME

(A) Precomputed Contracts
    (i)   Principal Payments Received                                  $   1,821,492.36
    (ii)  Interest Payments Received                                         678,005.09
    (iii) Repurchased Loan Principal                                               0.00
    (iv)  Repurchased Loan Interest                                                0.00
(B) Partial Prepayments - Amount Added to Payahead Account                         0.00
(C) Amount Applied From Payahead Account                                     188,642.20
(D) Weighted Average Coupon of Remaining Portfolio (WAC)                          19.95%
(E) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)              32.11 months
(F) Remaining Number of Contracts                                                 4,715
(G) Delinquent Contracts
                                                     Contracts                Amount
                                                    -----------  ------------------------------------
    (i)   30-59 Days Delinquent                         61       1.29%      $548,197.82      1.36%
    (ii)  60-89 Days Delinquent                          0       0.00%             0.00      0.00%
    (iii) 90 Days or More Delinquent                     0       0.00%             0.00      0.00%

D. INPUTS DERIVED FROM OTHER SOURCES

(A) N/A
(B) N/A
(C) N/A
(D) Aggregate Net Losses for Collection Period                               $62,780.53
(E) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables                 $339,893.24
    (ii)  Net Liquidation Proceeds Received During the Collection Period     139,628.55
    (iii) Recoveries on Previously Liquidated Contracts                      137,484.16
(F) Number of Vehicles that have been Repossessed but not yet Charged-off            75


I hereby certify that this Servicing Report has been prepared in accordance with the Pooling and Servicing Agreement dated November 1, 1995, and is correct, to the best of my knowledge.

Thomas R. Blend                     Controller                     06/10/97
----------------------------------------------                 --------------
Signature                           Title                      Date



CS FIRST BOSTON                                                                            Exhibit 20      Page 2
                             AUTOFINANCE GROUP, INC.

            MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1995-A

                        May 1, 1997 through May 31, 1997
I. COLLECTIONS

(A) Principal Payments Received (C(A)i)                                                                $1,821,492.36
(B) Interest Payments Received (C(A)ii)                                                                   678,005.09
(C) Aggregate Net Liquidation Proceeds Received (D(E)ii+iii)                                              277,112.71
(D) Principal on Repurchased Contracts (C(A)iii)                                                                0.00
(E) Interest on Repurchased Contracts (C(A)iv)                                                                  0.00
                                                                                                       -------------
(F) Total Collections (A+B+C+D+E)                                                                      $2,776,610.16

                                                                                                       -------------
(H) Total Available Amount (F+G)                                                                       $2,776,610.16

II. DISTRIBUTIONS

(A) Principal Payments Received (C(A)i)                                                                $1,821,492.36
(B) Principal on Repurchased Contracts (C(A)iii)                                                                0.00
(C) Gross Principal Balance of Liquidated Receivables (D(E)i)                                             339,893.24
                                                                                                       -------------
(D) Total Principal Reduction (A+B+C)                                                                  $2,161,385.60

(E) Class A Distributable Amount
    (i)   Class A Monthly Interest Payment (A(D)*B(C))                                                   $195,582.39
    (ii)  Monthly Principal to Class A (II(D)*A(B))                                                     1,945,247.04
                                                                                                       -------------
    (iii) Total Distributable Amount (i+ii)                                                            $2,140,829.43

(F) Class B Distributable Amount
    (i)   Class B Monthly Interest Payment (A(G)*B(E))                                                    $13,674.87
    (ii)  Monthly Principal to Class B (II(D)*A(E))                                                       129,683.13
                                                                                                       -------------
    (iii)  Total Distributable Amount (i+ii+iii)                                                         $143,358.00

(G) Class C Distributable Amount
    (i)   Class C Monthly Interest Payment (A(I)*B(G))                                                         $0.00
    (ii)  Monthly Principal to Class C (II(D)-(E)ii-(F)ii)                                                 86,455.43
    (iii) Excess Collections (I(H)-(II(E)iii+(F)iii+(H)+I(v)))                                            282,292.80
                                                                                                       -------------
    (iv)  Total Distributable Amount (i+ii+iii)                                                          $368,748.23

(H) Servicing Fee Distributable Amount (A(J)*B(A)                                                        $123,674.50

(I) Required Distributions
    (i)   Servicing Fee                                                                                  $123,674.50
    (ii)  Class A Amount (II(E)iii)                                                                     2,140,829.43
    (iii) Class B Amount (II(F)iii)                                                                       143,358.00
    (iv)  Deposit to Spread Account (If Positive (IV(G)-(A)))                                                   0.00
    (v)   Amount Applied to Accrued Servicing Fee                                                         368,748.23
    (vi)  Class C Amount (VI(A))                                                                                0.00
    (vii) Excess Collections (VI(B))                                                                            0.00
                                                                                                       -------------
    (viii)   Total Amount Distributed (i+ii+iii+iv+v+vi))                                              $2,776,610.16

(J) Amount of Draw from SA (IV(B)+IV(C))                                                                       $0.00


III. PAYAHEAD ACCOUNT INFORMATION

(A) Beginning Period Balance (B(J))                                                                      $370,398.71
(B) Amounts Applied to Payahead Account (C(B))                                                                  0.00
(C) Amounts Withdrawn from Payahead Account (C(C))                                                        188,642.20
(D) Ending Period Balance                                                                                $181,756.51

IV. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                            Begin. of Period          End of Period
(A) Balances and Principal Factors                                          ----------------          --------------
    (i)    Total Pool Balance                                                $42,402,686.58           $40,241,300.98
    (ii)   Total Pool Factor                                                      0.4239769                0.4023656
    (iii)  Receivables Balance                                                42,402,686.58            40,241,300.98

    (v)    Class A Certificate Balance                                       $38,162,417.92           $36,217,170.88
    (vi)   Class A Principal Factor                                               0.4239769                0.4023656
    (vii)  Class B Certificate Balance                                        $2,544,161.19            $2,414,478.06
    (viii) Class B Principal Factor                                               0.4239769                0.4023656
    (ix)   Class C Certificate Balance                                        $1,696,107.48            $1,609,652.05

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                               19.96%                   19.95%
    (ii)  Weighted Average Remaining Maturity (WAM)                                   33.01 months             32.11 months
    (iii) Remaining Number of Contracts                                               4,866                    4,715



CS FIRST BOSTON                                                                         Exhibit 20            Page 3
                                                          AUTOFINANCE GROUP, INC.

                                        MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1995-A

                                                     May 1, 1997 through May 31, 1997

V. RECONCILIATION OF SPREAD ACCOUNT ("SA")


(A) Beginning SA Balance (B(H))                                                                         $4,000,471.39

(B) Draw for Class A Distributable Amount and Servicing Fee                                                      0.00
        (If Positive ((II(E)iii+(H)i)-I(H)))
(C) Draw for Class B Distributable Amount                                                                        0.00
        (If Positive ((II(E)iii+(H)i+II(F)iii)-I(H)-IV(B)))
(D) Amount Available for Deposit to the SA                                                                 368,748.23
        (If Positive (I(H)-II(E)iii-(G)i-II(F)iii))                                                   ---------------
(E) SA Balance Prior to Release (IV(A-B-C+D))                                                           $4,369,219.62

(F) Spread Account Required Amount (Was Trigger or Floor Hit?)                                          $4,000,471.39

(G) Ending Spread Account Balance (Min(E,F))                                                            $4,000,471.39

(H) Release from SSA, amount applied to Accrued Servicing Fees                                             368,748.23

VI. BREAKDOWN OF RELEASE TO CLASS C CERTIFICATEHOLDER

(A) Class C Amount                                                                                              $0.00
(B) Release from SSA                                                                                             0.00
                                                                                                       --------------
(C)  Total Distribution to Class C Certificateholder                                                            $0.00

VII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Aggregate Net Losses for Collection Period (VII(B)i-ii-iii)                                            $62,780.53
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables (D(E)i)                                       $339,893.24
    (ii)  Net Liquidation Proceeds Received During the Collection Period (D(E)ii)                          139,628.55
    (iii) Recoveries on Previously Liquidated Contracts (D(E)iii)                                          137,484.16
(C) Cumulative Net Losses for all Periods (VII(A)+B(K))                                                  8,768,266.50

(D) Delinquent and Repossessed Contracts
                                                                                    Contracts          Amount
                                                                                ---------------------------------------------------
    (i)   30-59 Days Delinquent (C(G)i)                                              61          1.29%    $548,197.82        1.36%
    (ii)  60-89 Days Delinquent (C(G)ii)                                              0          0.00%           0.00        0.00%
    (iii) 90 Days or More Delinquent (C(G)iii)                                        0          0.00%           0.00        0.00%

   (iv) Vehicles that have been Repossessed but not yet Charged-off (D(E))           75          1.59%     660,452.62        1.64%

VIII. TESTS FOR INCREASE IN SPREAD ACCOUNT BALANCE


(A) Ratio of Net Losses to the Pool Balance as of each Collection Period.
    (i)   Second Preceding Collection Period                                                                     5.04%
    (ii)  Preceding Collection Period                                                                            6.78%
    (iii) Current Collection Period                                                                              1.78%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                    4.53%

(B)    Ratio of the Balance of Contracts Delinquent 60 Days or More and the
       Balance of Contracts Repossessed and not yet Charged-off to the
       Outstanding Pool Balance as of each Collection Period.
    (i)   Second Preceding Collection Period                                                                     1.42%
    (ii)  Preceding Collection Period                                                                            1.59%
    (iii) Current Collection Period                                                                              1.64%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                    1.55%

(C) Loss and Delinquency Trigger Indicator                                                         Trigger Was Not Hit


(D) Unpaid Servicing Fee                                                                                        $0.00

(E) Ending Cumulative Accrued Servicing Fee Balance                                                        $63,591.11



                                                                                                      Exhibit 20           Page 4
                          AFG Receivables Trust, 1995-A
                         6.15% Asset Backed Certificates
                     Statement to Class A Certificateholders
             (Pursuant to Section 14.10 of the Pooling and Servicing
                     Agreement dated as of November 1, 1995)


Distribution Date:           June 16, 1997

Collection Period:           May 1, 1997 through May 31, 1997

Period (Month)                      19

Distribution Allocable to Principal (per $1,000 of beginning principal balance)                                    $          50.97

Distribution Allocable to Interest (per $1,000 of beginning principal balance)                                     $           5.12

Pool Balance as of the close of business on the last day of the preceding
  collection period                                                                                                $  40,241,300.98

Total Available Amount                                                                                             $   2,776,610.16

Servicing Fees paid to the Servicer (per $1,000 of beginning principal balance)                                    $          12.90

Class A Certificateholder's Class A Percentage of the Servicing Fee paid (per $1,000
  of beginning principal balance)                                                                                  $          11.61

Unpaid Servicing Fee                                                                                               $           0.00

Ending Cumulative Accrued Servicing Fee Balance                                                                    $      63,591.11

Class A Certificateholder's Class A Percentage of the Unpaid Servicing Fee (per
  $1,000 of beginning principal balance)                                                                           $           0.00

Class A Principal Carryover Shortfall                                                                              $           0.00

Change in Class A Principal Carryover Shortfall from the preceding Distribution Date                               $           0.00

Class A Interest Carryover Shortfall                                                                               $           0.00

Change in Class A Interest Carryover Shortfall from the preceding Distribution Date                                $           0.00

Class A Certificate Factor as of the Distribution Date                                                                    0.4023656

Class A Certificate Balance as of the Distribution Date                                                            $  36,217,170.88

Class B Certificate Factor as of the Distribution Date                                                                    0.4023656

Class B Certificate Balance as of the Distribution Date                                                            $   2,414,478.06

Class C Certificate Balance as of the Distribution Date                                                            $   1,609,652.05

The amount otherwise distributable to the Class B
  Certificateholders or the Class C Certificateholders that
  is distributed to Class A Certificateholders or the Class B
  Certificateholders on the Distribution Date                                                                      $           0.00

Balance of the Spread Account on the Distribution Date                                                             $   4,000,471.39

Change in the balance of the Spread Account from the preceding Distribution
  Date                                                                                                             $          (0.00)

Balance of the Payahead Account                                                                                    $     181,756.51

Change in the balance of the Payahead Account from the preceding Distribution
  Date                                                                                                             $    (188,642.20)

The Number of accounts past due 30-59, 60-89 and over 90 days and contracts in repossession                                     136

The Aggregate Principal Outstanding of accounts past due 30-59, 60-89 and over 90 days or
  in repossession                                                                                                  $   1,208,650.44




                                                                                      Exhibit 20         Page 5
                                              AFG 1995-A Grantor Trust
                                          6.45% Asset Backed Certificates
                                      Statement to Class B Certificateholders
                              (Pursuant to Section 14.10 of the Pooling and Servicing
                                         Agreement dated as of November 1, 1995)


Distribution Date:           June 16, 1997

Collection Period:           May 1, 1997 through May 31, 1997

Distribution Allocable to Principal (per $1,000 of beginning principal balance)                                    $          50.97

Distribution Allocable to Interest (per $1,000 of beginning principal balance)                                     $           5.38

Pool Balance as of the close of business on the last day of the preceding
  collection period                                                                                                $  40,241,300.98

Total Available Amount                                                                                             $   2,776,610.16

Servicing Fees paid to the Servicer (per $1,000 of beginning principal balance)                                    $         193.55

Class B Certificateholder's Class B Percentage of the Servicing Fee paid (per $1,000
  of beginning principal balance)                                                                                  $          11.61

Unpaid Servicing Fee                                                                                               $           0.00

Ending Cumulative Accrued Servicing Fee Balance                                                                    $      63,591.11

Class B Certificateholder's Class B Percentage of the Unpaid Servicing Fee (per
  $1,000 of beginning principal balance)                                                                           $           0.00

Class B Principal Carryover Shortfall                                                                              $           0.00

Change in Class B Principal Carryover Shortfall from the preceding Distribution Date                               $           0.00

Class B Interest Carryover Shortfall                                                                               $           0.00

Change in Class B Interest Carryover Shortfall from the preceding Distribution Date                                $           0.00

Class A Certificate Factor as of the Distribution Date                                                                    0.4023656

Class A Certificate Balance as of the Distribution Date                                                            $  36,217,170.88

Class B Certificate Factor as of the Distribution Date                                                                    0.4023656

Class B Certificate Balance as of the Distribution Date                                                            $   2,414,478.06

Class C Certificate Balance as of the Distribution Date                                                            $   1,609,652.05

The amount otherwise distributable to the Class B Certificateholders or the Class C
  Certificateholders that is distributed to Class A Certificateholders or the Class B
  Certificateholders on the Distribution Date                                                                      $           0.00

Balance of the Spread Account on the Distribution Date                                                             $   4,000,471.39

Change in the balance of the Spread Account from the preceding Distribution
  Date                                                                                                             $          (0.00)

Balance of the Payahead Account                                                                                    $     181,756.51

Change in the balance of the Payahead Account from the preceding Distribution
  Date                                                                                                             $    (188,642.20)

The Number of accounts past due 30-59, 60-89 and over 90 days and contracts in repossession                                     136

The Aggregate Principal Outstanding of accounts past due 30-59, 60-89 and over 90 days or
  in repossession                                                                                                  $   1,208,650.44
